                            THE GNMA FUND INVESTMENT
                           ACCUMULATION PROGRAM, INC.

                                     [LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
IN THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM
AND THE SALOMON BROTHERS 30 YEAR GNMA INDEX

      SALOMON BROTHERS 30 YEAR GNMA  GNMA IAP
1991                        $10,000   $10,000
1992                        $10,759   $10,643
1993                        $11,476   $11,337
1994                        $11,329   $10,956
1995                        $13,248   $12,878
1996                        $13,992   $13,443
1997                        $15,306   $14,674
1998                        $16,350   $15,705
1999                        $16,675   $15,794
2000                        $18,548   $17,528
2001                        $19,945   $18,676

Year End
GNMA FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDING 12/31/01

1 YEAR   7.60%
5 YEAR   7.01%
10 YEAR  6.55%

Past performance does not predict future performance. The graph above and the returns to the left do not reflect the deduction of taxes that a shareholder would pay on Program distributions or the redemption of Program shares.

To Our Shareholders:

    We are pleased to present the shareholder report for The GNMA Fund Investment Accumulation Program, Inc. for the year ended December 31, 2001.

    During the year, the Program generated net investment income of 6.07% as a percentage of average net assets and paid dividends of $1.31 per share.

    During the year, interest rates on 30 year Treasury securities fluctuated from a high of 5.98% in May to a low of 4.87% in November. GNMA current coupons purchased for the Program fluctuated slightly from 6.00% to 6.5% throughout the year. Principal paydowns of the GNMA pools held in the Program averaged
$2.9 million per month. Purchases of Program shares averaged $1.5 million per month and redemptions averaged $2.0 million per month.

    Cash balances available and reserved for the purchase of GNMAs on their corresponding settlement dates were invested in Short-Term Treasury Bills. This contributed $40,105 of income to the Program.

    This Program should continue to provide a good means of compounding distributions from your unit trust holdings through its monthly dividend, and barring any dramatic change in interest rates, should provide investors with attractive returns in the future.

                                                     Sincerely,
                                                     /s/ Terry K. Glenn
                                                     Terry K. Glenn
                                                     President

Officers and Directors
Terry K. Glenn-President and Director
Leonard Shankman-Director
Robert A. Kavesh-Director
Frank Viola-Vice President
Donald C. Burke-Treasurer
Phillip S. Gillespie-Secretary

Custodian and Transfer Agent
The Bank of New York
P.O. Box 974 Wall Street Station
New York, N.Y. 10268-0974

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                        INTEREST       RANGE OF            FACE                            VALUE
               SECURITY DESCRIPTION                       RATE        MATURITIES          AMOUNT*          COST*         (NOTE 1A)
               --------------------                     --------      ----------          -------          -----         ---------
Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   6.00%    11/15/23-12/15/31   $ 30,183,252    $ 29,988,443    $ 29,645,628

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   6.50     05/15/23-07/15/31     50,610,298      50,619,181      50,857,021

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   7.00     03/15/22-12/15/30     46,073,612      46,331,320      47,136,208

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   7.50     02/15/22-11/15/30     19,561,395      19,666,250      20,239,941

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   8.00     03/15/17-05/15/30      7,731,353       7,776,606       8,086,995

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   8.50     06/15/16-05/15/25      3,367,039       3,401,025       3,568,011

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   9.00     04/15/16-10/15/21      2,064,872       2,067,648       2,197,152

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   9.50     10/15/09-11/15/20      2,080,689       2,084,192       2,216,583

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  10.00     02/15/16-06/15/18      1,396,357       1,400,278       1,530,912

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  11.50     04/15/13-12/15/15        599,695         591,365         694,120

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  12.00     02/15/13-11/15/15        353,355         355,660         417,999

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  13.00         04/15/13              17,431          17,725          20,796

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  13.50         05/15/11               3,958           3,797           4,753

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  14.50         04/15/13              17,522          17,991          21,170

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  15.00         06/15/13              95,822          98,985         116,560

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  16.00     12/15/11-04/15/12         71,926          73,800          88,638

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  17.00     10/15/11-01/15/12        278,419         289,518         352,206

United States Treasury Bills                                                              5,000,000       4,996,356       4,996,709
                                                                                       ------------    ------------    ------------
Total Investments--102%.............................................................   $169,506,995    $169,780,140**  $172,191,402
                                                                                       ============    ============
Liabilities in Excess of Other Assets--(2%).........................................................................     (3,072,037)
                                                                                                                       ------------
Net Assets--Equivalent to $21.01 net asset value per share on 8,047,509 of capital stock outstanding--100%..........   $169,119,365
                                                                                                                       ============

 * Original face amounts and related costs are reduced by principal payment pass-throughs.
** Aggregate cost for Federal tax purposes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:

  Investments at Value (Identified Cost $169,780,140).......  $172,191,402

  Cash......................................................     1,281,082

  Interest Receivable.......................................       923,808

  Other.....................................................        12,011
                                                              ------------

    Total Assets............................................   174,408,303
                                                              ------------

LIABILITIES:

  Payable for Securities Purchased..........................     4,996,875

  Accounts Payable and Accrued Expenses.....................       232,927

  Payable for Capital Stock Reacquired......................        30,532

  Payable to Administrators.................................        28,604
                                                              ------------

    Total Liabilities.......................................     5,288,938
                                                              ------------

NET ASSETS..................................................  $169,119,365
                                                              ============

CAPITAL:

Capital Stock, par value $.01 per share
  (8,047,509 shares issued, 25,000,000 shares authorized)...  $     80,475

Paid-in Capital in excess of par............................   166,627,628

Unrealized Appreciation.....................................     2,411,262
                                                              ------------

NET ASSETS (Equivalent to $21.01 Net Asset Value Per
  Share)....................................................  $169,119,365
                                                              ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:

INCOME:

  Interest Income and Net Premium Amortization..............              $11,381,971

EXPENSES:

  Custodian, Transfer and Dividend Disbursing Agent Fees....  $432,710

  Administration Fee........................................   342,600

  Professional Fees.........................................   102,017

  Printing and Mailing......................................    84,438

  Other.....................................................    14,850

  Directors' Fees & Expenses................................    11,000
                                                              --------

    Total Expenses..........................................                  987,615
                                                                          -----------

    Net Investment Income...................................               10,394,356
                                                                          -----------

EQUALIZATION:

  Net Equalization (Debits) included in the Price of Capital
    Stock Sold & Reaquired                                                    (70,133)

UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

  Change in Unrealized Appreciation/(Depreciation) of
    Investments.............................................                2,227,592
                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $12,551,815
                                                                          ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         YEAR ENDED        YEAR ENDED
                                                        DECEMBER 31,      DECEMBER 31,
                                                            2001              2000
                                                       ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS:

OPERATIONS:

Net Investment Income................................   $  10,394,356     $  11,377,452

Net Equalization (Debits) included in the Price of
  Capital Stock Sold and Reacquired..................         (70,133)         (145,868)

Increase/(Decrease) in Unrealized Appreciation of
  Investments........................................       2,227,592         6,598,820
                                                        -------------     -------------

Net Increase in Net Assets Derived from Operations...      12,551,815        17,830,404
                                                        -------------     -------------

Dividends to Shareholders............................     (10,574,518)      (10,977,425)
                                                        -------------     -------------

Capital Share Transactions (Exclusive of Net
  Equalization Debits Allocated to Undistributed Net
  Investment Income):

Net Proceeds from Sale of Capital Stock..............      10,748,680         8,429,234

Net Asset Value of Shares Issued to Shareholders in
  Reinvestment of Dividends..........................       7,591,914         9,138,323
                                                        -------------     -------------

                                                           18,340,594        17,567,557

Cost of Capital Stock Reacquired.....................     (23,794,924)      (32,713,846)
                                                        -------------     -------------

Decrease in Net Assets from Capital Stock
  Transactions.......................................      (5,454,330)      (15,146,289)
                                                        -------------     -------------

Total Decrease in Net Assets.........................      (3,477,033)       (8,293,310)

NET ASSETS:

Beginning of Year....................................     172,596,398       180,889,708
                                                        -------------     -------------

End of Year (including undistributed net investment
  income of $0 in 2001 and $1,031,641 in 2000).......   $ 169,119,365     $ 172,596,398
                                                        =============     =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------
                                         2001       2000       1999       1998       1997
                                       --------   --------   --------   --------   --------
SELECTED DATA FOR A SHARE OF CAPITAL
  STOCK OUTSTANDING THROUGHOUT EACH
  YEAR:

Net Asset Value, Beginning of
  Year..............................   $  20.78   $  19.95   $  21.09   $  21.03   $  20.59
                                       --------   --------   --------   --------   --------

Income From Investment Operations:

Net Investment Income...............       1.28       1.32       1.28       1.33       1.40

Net Realized and Unrealized Gain
  (Loss) on Investments.............       0.26       0.79      (1.15)      0.09       0.43
                                       --------   --------   --------   --------   --------

  Total From Investment
    Operations......................       1.54       2.11       0.13       1.42       1.83
                                       --------   --------   --------   --------   --------

Dividend Distributions from Net
  Investment Income.................      (1.31)     (1.28)     (1.27)     (1.36)     (1.39)
                                       --------   --------   --------   --------   --------

Net Asset Value, End of Year........   $  21.01   $  20.78   $  19.95   $  21.09   $  21.03
                                       ========   ========   ========   ========   ========

TOTAL INVESTMENT RETURN.............       7.60%     10.98%      0.57%      7.02%      9.16%
                                       ========   ========   ========   ========   ========

SIGNIFICANT RATIOS/SUPLEMENTAL DATA:

Net Assets, End of Year
  (in thousands)....................   $169,119   $172,596   $180,890   $200,394   $201,790
                                       ========   ========   ========   ========   ========

Operating Expenses to Average Net
  Assets............................       0.58%      0.58%      0.60%      0.56%      0.57%
                                       ========   ========   ========   ========   ========

Net Investment Income to Average Net
  Assets............................       6.07%      6.53%      6.37%      6.29%      6.74%
                                       ========   ========   ========   ========   ========

Portfolio Turnover Rate.............          0%         0%         0%         0%         0%
                                       ========   ========   ========   ========   ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

    The GNMA Fund Investment Accumulation Program, Inc. (the "Program") was incorporated under Maryland law on November 17, 1977 and commenced operations on April 24, 1978. The Program is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.

    The following is a summary of significant accounting policies consistently followed by the Program.

(a) Investments are valued by the Program's pricing agent, Interactive Data Services, Inc. These values are not necessarily bids or actual last sale prices but are estimates of the prices at which the pricing agent believes the Program could sell such investment securities.

(b) It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions are recorded on the date the securities are purchased or sold (the trade date). Interest income including amortization of discount less premium amortization is recorded as earned. Dividend distributions to shareholders are recorded on the ex-dividend date.

(d) The Program follows the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of capital stock.

(e) Paydown gains and losses are recorded as adjustments to net investment income. Accumulated capital losses of $1,058 have been reclassified as a reduction to Net Investment Income.

(f)  Accounting principles generally accepted in the United
     States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $781,346 have been reclassified between undistributed net investment income and paid in capital and $1,058 has been reclassified between accumulated capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. ADMINISTRATION AGREEMENT

    The Program has entered into an Administration Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), Prudential Securities Inc., Morgan Stanley DW, Inc., and Salomon Smith Barney Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties for the Program. For these services, the Administrators receive a monthly fee from the Program equal to 0.2% on an annual basis of the Program's average daily net assets and have agreed to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, brokerage fees and extraordinary items such as litigation costs) exceed the lesser of (i) 1.5% of the first $30 million of the average daily net assets of the Program and 1% of the average daily net assets in excess thereof, or (ii) 25% of the Program's investment income.

    Certain officers and/or directors of the Program are officers of MLIM.

3. INVESTMENTS

    During the year ended December 31, 2001 purchases, excluding short-term securities, totaled $29,744,550. There were no sales of securities.

    As of December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $2,411,262, of which $2,865,042 related to appreciated securities and $453,780 related to depreciated securities. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $169,780,140.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

4. CAPITAL SHARES

                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 2001          2000
                                                              -----------   -----------
Shares sold.................................................     513,532       422,323

Shares issued to shareholders in reinvestment of
  dividends.................................................     363,604       455,280
                                                              ----------    ----------

Total.......................................................     877,136       877,603

Shares reacquired...........................................  (1,136,802)   (1,637,151)
                                                              ----------    ----------

Net decrease................................................    (259,666)     (759,548)
                                                              ==========    ==========

5. DISTRIBUTIONS TO SHAREHOLDERS

    The Program distributes, monthly, substantially all of its net investment income. Net realized capital gains, if any, are distributed annually.

    The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

                                                               12/31/2001     12/31/2000
                                                              ------------   ------------
DISTRIBUTIONS PAID FROM:

  Ordinary Income...........................................  $10,574,518    $10,977,425

  Net Long-term Capital Gains...............................            0              0
                                                              -----------    -----------

TOTAL TAXABLE DISTRIBUTIONS.................................  $10,574,518    $10,977,425
                                                              ===========    ===========

    As of December 31, 2001, the components of ACCUMULATED earnings on a tax basis were as follows:

  Undistributed ordinary income--net........................  $    1,058

  Undistributed long-term capital gains--net................           0
                                                              ----------

  TOTAL UNDISTRIBUTED EARNINGS..............................       1,058

  CAPITAL LOSS CARRYFORWARD.................................      (1,058)*

  UNREALIZED GAINS/(LOSSES)--NET............................   2,411,262
                                                              ----------

  TOTAL ACCUMULATED EARNINGS/(LOSSES)--NET..................  $2,411,262
                                                              ==========

* On December 31, 2001, the Fund had a net capital loss carryforward of approximately $1,058, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 25, 2002

         OFFICERS AND DIRECTORS WHO ARE INTERESTED PERSONS

                                                                   TERM OF OFFICE
                                                                   AND LENGTH OF        PRINCIPAL OCCUPATIONS
           NAME, ADDRESS AND AGE     POSITION HELD WITH PROGRAM    SERVICE              DURING PAST 5 YEAR
           ------------------------  ---------------------------   ------------------   ---------------------------
           TERRY K. GLENN (61)       President and                 (3) Since 2001       Exec. V.P., Merrill Lynch
           800 Scudders Mill Rd.     Director(1)(2)                                     Investment Managers, L.P.
           Plainsboro, N.J. 08536                                                       ("MLIM") and Fund Asset
                                                                                        Management, L.P. ("FAM"),
                                                                                        including corporate
                                                                                        predecessors, since 1983;
                                                                                        Chairman (Americas Region)
                                                                                        since 2001. Pres., Dir. or
                                                                                        Trustee, Merrill Lynch
                                                                                        Mutual Funds ("ML Funds")
                                                                                        since 1999. Exec. V.P. &
                                                                                        Dir., Princeton Services,
                                                                                        Inc. ("PSI") since 1993.
                                                                                        Pres., FAM
                                                                                        Distributors, Inc.
                                                                                        ("FAMD") since 1986; Dir.
                                                                                        since 1991. Pres.,
                                                                                        Princeton Administrators,
                                                                                        L.P. since 1988.

           FRANK VIOLA (37)          Vice President(1)(2)          (3) Since 2001       Portfolio Manager of MLIM
           800 Scudders Mill Road                                                       since 1997; Managing
           Plainsboro, N.J. 08536                                                       Director. Portfolio
                                                                                        Manager, various ML Funds.
                                                                                        V.P., Treasurer, Merrill
                                                                                        Lynch Bank & Trust,
                                                                                        1996-97. V.P., Merrill
                                                                                        Lynch Capital Markets,
                                                                                        1993-96.

           DONALD C. BURKE (41)      Treasurer(1)(2)               (3) Since 2001       First V.P., MLIM and FAM
           500 College Road East                                                        since 1997; Treasurer since
           Plainsboro, N.J. 08536                                                       1999; V.P., 1990-97, Dir.
                                                                                        of Taxation of MLIM since
                                                                                        1990. V.P. and Treasurer of
                                                                                        ML Funds since 1999. Sen.
                                                                                        V.P. and Treasurer of PSI
                                                                                        since 1999. V.P. of FAMD
                                                                                        since 1999.

           PHILLIP S. GILLESPIE      Secretary(1)(2)               (3) Since 2001       First Vice President of
           (38)                                                                         MLIM since 2001; Dir.,
           800 Scudders Mill Road                                                       2000-01; V.P., 1999-2000;
           Plainsboro, N.J. 08536                                                       Attorney since 1998.
                                                                                        Secretary of ML Funds since
                                                                                        1998. Asst. Gen. Counsel,
                                                                                        Chancellor LGT Asset
                                                                                        Management Inc., 1997-98.
                                                                                        Senior Counsel and
                                                                                        Attorney, Securities and
                                                                                        Exchange Commission,
                                                                                        1993-97.

                                     NUMBER OF PORTFOLIOS    OTHER
                                     IN FUND COMPLEX         DIRECTORSHIPS
           NAME, ADDRESS AND AGE     OVERSEEN BY DIRECTOR    HELD BY DIRECTOR
           ------------------------  ---------------------   -----------------------
           TERRY K. GLENN (61)       3                       Financial Data Services
           800 Scudders Mill Rd.                             Inc.
           Plainsboro, N.J. 08536
           FRANK VIOLA (37)          Not Applicable          Not Applicable
           800 Scudders Mill Road
           Plainsboro, N.J. 08536
           DONALD C. BURKE (41)      Not Applicable          Not Applicable
           500 College Road East
           Plainsboro, N.J. 08536
           PHILLIP S. GILLESPIE      Not Applicable          Not Applicable
           (38)
           800 Scudders Mill Road
           Plainsboro, N.J. 08536

         (1) Interested person by reason of his offices with the Program, MLIM and MLIM affiliates.

         (2) Director, trustee, officer or member of certain other investment companies of which MLIM or FAM acts as investment adviser or manager.

         (3) Elected to serve until the next annual meeting of the Board of Directors of the Program and until his sucessor is duly elected and qualified.

         DIRECTORS WHO ARE NOT INTERESTED PERSONS

                                                                   TERM OF OFFICE
                                                                   AND LENGTH OF        PRINCIPAL OCCUPATIONS
           NAME, ADDRESS AND AGE     POSITION HELD WITH PROGRAM    SERVICE              DURING PAST 5 YEARS
           ------------------------  ---------------------------   ------------------   ---------------------------
           ROBERT A. KAVESH (74)     Director(4)                   (5) Since 1978       Marcus Nadler Professor of
           Stern School of Business                                                     Finance and Economics,
           New York University                                                          Stern School of Business,
           44 West 4th Street                                                           New York University.
           New York, N.Y.
           10012-1126

           LEONARD I. SHANKMAN (82)  Director(4)                   (5) Since 1978       Private investor.
           3580 Route 44
           Millbrook, N.Y. 12545

                                     NUMBER OF PORTFOLIOS    OTHER
                                     IN FUND COMPLEX         DIRECTORSHIPS
           NAME, ADDRESS AND AGE     OVERSEEN BY DIRECTOR    HELD BY DIRECTOR
           ------------------------  ---------------------   -----------------------
           ROBERT A. KAVESH (74)     1                       Dell
           Stern School of Business                          Laboratories, Inc.
           New York University                               (cosmetics and
           44 West 4th Street                                pharmaceuticals);
           New York, N.Y.                                    Neuberger Berman Funds.
           10012-1126
           LEONARD I. SHANKMAN (82)  1                       Standard Security Life
           3580 Route 44                                     Insurance Co. of New
           Millbrook, N.Y. 12545                             York

         (4) Member of the Program's Audit Committee.

         (5) Elected to serve until the next meeting of shareholders and until his successor is duly elected and qualified. Because the Program does not hold annual meetings of shareholders, each Director will hold office for an indeterminate period.

             The Program's Statement of Additional Information includes additional information about Program directors and is available, without charge, upon request. You can call 800-221-7771 toll free to request a copy.

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